UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2026

Inspired Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36689	47-1025534
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 West 57th Street, Suite 415 New York, New York	10107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 565-3861

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	INSE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 18, 2026 Inspired Entertainment, Inc (the “Company”) announced that Simona Camilleri, the Executive Vice President and General Counsel of the Company would be stepping down from her roles, and that Carys Damon would be assuming such roles in addition to her current role as Company Secretary.

On August 12, 2026, Simona Camilleri, Executive Vice President and General Counsel of the Company entered into an amendment to her employment agreement with the Company dated February 8, 2024, pursuant to which, effective September 7, 2026, she will cease to serve as Executive Vice President and General Counsel. Ms. Camilleri has served as Executive Vice President and General Counsel since July 1, 2024. She will remain on garden leave with the Company until December 31, 2026 and remain available to assist with any transition matters.

Effective September 7, 2026, Carys Damon, current Company Secretary, will assume the role of Executive Vice President and General Counsel. Ms. Damon joined the Company in 2012 and held the role of General Counsel from September 2017 to June 2024. She served as Assistant General Counsel of the Company from 2015 to 2017 and as Legal Counsel from 2012 to 2015. Prior to joining the Company, Ms. Damon held the role of Senior Associate at Marriott Harrison LLP in the Media & Technology Department from 2003 to 2012, advising clients predominantly in the music, film and television industries on a host of commercial and intellectual property matters, both contentious and non-contentious. Ms. Damon is a Solicitor of England and Wales and a member of the New York State Bar. As General Counsel, Ms. Damon will be responsible for Inspired’s legal and compliance functions.

On August 18, 2026, the Company issued a press release regarding the departure of Simona Camilleri and the appointment of Carys Damon as Executive Vice President and General Counsel, effective September 7, 2026. The release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Inspired Entertainment, dated August 18, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 18, 2026	Inspired Entertainment, Inc.

	By:	/s/ Simona Camilleri
	Name:	Simona Camilleri
	Title:	General Counsel